UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934
    Date of Report (Date of earliest event reported) August 14, 1998

                  Commission file number     0-8609

                   Future Petroleum Corporation
     (Exact name of small business issuer as specified in charter)

         Utah                                   87-0239185
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)              Identification No.)

 2351 West Northwest Highway, Suite 2130
            Dallas, Texas                                        75220
(Address of principal executive offices)                       (Zip Code)

                            (214)350-7602
             (Issuer's telephone number, including area code)

                                Not Applicable
          (Former name, former address, and former fiscal year, if changed since last report)

     ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On August 14, 1998, Future Petroleum Corporation ("Future" or the "Company") closed an acquisition, effected by merger (the "Merger"), of oil and gas properties from Bargo Energy Resources, Ltd., a Texas limited partnership ("Bargo"), for a purchase price of $5.8 million, 4.7 million shares of Future's common stock and a warrant to purchase an additional 250,000 shares of common stock.

In connection with the Merger, Energy Capital Investment Company PLC, an English company ("EnCap PLC") and EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP" and together with EnCap PLC, the "EnCap Entities") agreed to modify and extend their outstanding loans to Future in the amount of approximately $7.3 million. In connection with the renewal and amendment of these loans, the EnCap Entities received 2.8 million shares of Future common stock.

Also in connection with the Merger, Bargo, the EnCap Entities, Mr. B. Carl Price, Mr. Don Wm. Reynolds (Mr. Price and Mr. Reynolds are referred to as the "Price Group") and Future entered into a Shareholders' Agreement whereby they have agreed to cause the Board of Directors of Future to be composed of seven persons. Each party has further agreed to vote their shares of Common Stock in connection with the election of directors of the Company for two nominees of Bargo, two nominees of the EnCap Entities and three nominees of the Price Group. In addition, the parties to the Shareholders' Agreement have agreed that one of the nominees of Bargo will be the Chairman of the Board of Directors of the Company. Accordingly, in connection with the Merger, Mr. Robert D. Price and Mr. D. William Reynolds, Jr. agreed to resign from Future's Board of Directors. Mr. Tim J. Goff, who has also been appointed Chairman of the Board of Future, and Mr. Thomas D. Barrow were appointed to serve as Bargo's nominees, and Mr. Gary R. Petersen and Mr. D. Martin Philips were appointed to serve as EnCap's nominees. The effective date of such resignations and appointments was August 21, 1998. As of August 14, 1998, the EnCap Entities beneficially owned approximately 34.3% of the outstanding voting securities of Future, Bargo owned approximately 35.5% of the outstanding voting securities of Future and the Price Group beneficially owned approximately 17.5% of the outstanding voting securities of Future. The Company has granted registration rights to Bargo, the EnCap Entities, and the Price Group with respect to shares of Future common stock owned by them.

Pursuant to the terms of an Agreement, dated August 14, 1998, B. Carl Price, the EnCap Entities and Bargo agreed to cause an amendment to the By-Laws of the Company to provide that, for so long as Bargo is entitled to nominate one or more persons to the Board of Directors of the Company as provided in the Shareholders' Agreement, without the approval of one of the directors nominated by Bargo, the Company cannot take certain actions, including, without limitation, (i) incur or be liable for indebtedness other than indebtedness under the Company's credit facility with a commercial bank, obligations under operating leases entered into in the ordinary course of the Company's business, and purchase money indebtedness in an aggregate principal amount not to exceed $200,000 at any time; (ii) merge or consolidate with or into any other business entity; (iii) sell, transfer, lease, exchange, alienate or dispose of certain assets; (iv) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (which ordinary course of business includes the acquisition, directly or indirectly, of oil and gas properties); or (v) engage in any material transaction with any of its affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arms-length dealing with persons other than such affiliates.

In connection with the Merger, Future entered into a $20 million credit agreement with Bank of America. Borrowings under the credit agreement may not exceed a borrowing base initially set at $10.5 million. Pursuant to pledge agreements, each of which is dated August 14, 1998 ("Pledge Agreements"), Bargo, the EnCap Entities and the Price Group have pledged their shares of common stock of Future to secure Future's borrowings under the credit agreement. If an event of default occurs under the credit agreement, the bank will have the right to vote all of the shares of Future subject to the Pledge Agreements, and following foreclosure on the common stock, will have the right to sell the common stock as provided in the Pledge Agreements and applicable law.

The parties to the Shareholders Agreement, voting together, have the ability to elect the entire board of directors of Future. Therefore, the execution of the Shareholders' Agreement, together with the issuance of shares of common stock to Bargo and the EnCap Entities, resulted in a change in control of Future.


     ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS

See Item 1 above.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(a) Financial Statements of Business Acquired. Financial statements required by this item will be filed by amendment as soon as practicable, but no later than October 13, 1998.

(b) Pro forma Financial Information. Pro-forma financial statements required by this item will be filed by amendment as soon as practicable, but no later than October 13, 1998.

(c) Exhibits

The following exhibits are included as part of this report:

          SEC
Exhibit   Reference
Number    Number      Title of Document                          Location

2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

        2.2       Agreement and Plan of Merger dated August 14,     (a)
                  1998 by and among the Company, Bargo Energy
                  Resources, Ltd., SCL-CAL Company and Future Cal-Tex
                  Corporation.

4. Instruments defining the rights of security holders, including indentures

        4.1       Articles of Restatement of the Articles of         (b)
                  Incorporation

        4.2       Bylaws                                             (b)

        4.3       Agreement dated August 14, 1998 by and             (a)
                  among B. Carl Price, Bargo Energy Resources,
                  Ltd., Energy Capital Investment Company PLC, and
                  EnCap Equity 1994 Limited Partnership

10.     Material Contracts

        10.1      Registration Rights Agreement among the Company    (a)
                  and Bargo Energy Resources, Ltd. dated August
                  14, 1998.

        10.2      Registration Rights Agreement among the Company,   (a)
                  Energy Capital Investment Company PLC and EnCap
                  Equity 1994 Limited Partnership dated August 14,
                  1998.

        10.3      Registration Rights Agreement among the Company,   (a)
                  B. Carl Price and certain other shareholders dated August 14, 1998.

        10.4      Stock Purchase Warrant by the Company to Bargo     (a)
                  Energy Resources, Ltd. dated August 14, 1998.

        10.5      Shareholders' Agreement by and among the           (a)
                  Company, Bargo Energy Resources, Ltd., Energy
                  Capital Investment Company PLC, EnCap Equity
                  1994 Limited Partnership, B. Carl Price and Don
                  Wm. Reynolds dated August 14, 1998.

        10.6      Amended and Restated Employment Agreement of B.    (a)
                  Carl Price dated August 14, 1998.

        10.7      Agreement between the Company and Don Wm.          (a)
                  Reynolds dated as of November 18, 1997.

        10.8      Agreement between the Company and Robert Price     (a)
                  dated as of November 18, 1997.

        10.9      Note Restructuring Agreement by and among the      (a)
                  Company, Energy Capital Investment Company PLC,
                  EnCap Equity 1994 Limited Partnership and Gecko
                  Booty 1994 I Limited Partnership dated August
                  14, 1998.

        10.10     Credit Agreement between the Company and           (a)
                  Bank of America National Trust and Savings
                  Association dated August 14, 1998.

        10.11     Master Subordination Agreement by and              (a)
                  between Bank of America and Energy Capital
                  Investment Company PLC and EnCap Equity 1994
                  Limited Partnership dated August 14, 1998.

       10.12      Pledge Agreement between Bank of America           (a)
                  and Bargo Energy Resources, Ltd. dated August
                  14, 1998.

       10.13      Pledge Agreement between Bank of America           (a)
                  and Energy Capital Investment Company PLC dated
                  August 14, 1998.

       10.14      Pledge Agreement between Bank of America           (a)
                  and EnCap Equity 1994 Limited Partnership dated
                  August 14, 1998.

       10.15      Pledge Agreement between Bank of America           (a)
                  and B. Carl Price dated August 14, 1998.

       10.16      Pledge Agreement between Bank of America           (a)
                  and Don Wm. Reynolds.

       10.17      Guaranty dated April 30, 1998 by the               (a)
                  Company in favor of Energy Capital Investment
                  Company PLC, EnCap Equity 1994 Limited
                  Partnership, and Gecko Booty 1994 I Limited
                  Partnership.

       10.18      Security Agreement dated May 1, 1998               (a)
                  between the Company and Energy Capital
                  Investment Company PLC, EnCap Equity 1994
                  Limited Partnership, and Gecko Booty 1994 I
                  Limited Partnership.

       10.19      Amendment to Renewal Promissory Note               (a)
                  dated May 1, 1998 by the Company to EnCap Equity
                  1994 Limited Partnership dated August 14, 1998.

       10.20      Amendment to Renewal Promissory Note               (a)
                  dated May 1, 1998 by the Company to Energy
                  Capital Investment Company PLC dated August 14,
                  1998.

(a) Incorporated by reference from the Company's report of Form 10-QSB for the fiscal quarter ended June 30, 1998, filed with the Securities and Exchange Commission on August 19, 1998.

(b) Incorporated by reference from the Company's report of Form 10-K for the fiscal year ended December 31, 1994, filed with the Securities and Exchange Commission on April 17, 1995.

                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               FUTURE PETROLEUM CORPORATION
                         (Registrant)




Dated:  August 31, 1998     By:              By: /s/ B. Carl Price
                                             B. Carl Price,
                                             Title: President, Principal
                                             Financial and Accounting Officer